STOCK PURCHASE AGREEMENT

This **STOCK PURCHASE AGREEMENT** is dated as of the 13th day of November 2024 (the "Agreement") between **Generating Alpha Ltd.**, a Saint Kitts and Nevis Company (the "Investor"), and **Lottery.com Inc.**, a Delaware company with principal executive offices at 5049 Edwards Ranch Road, 4th Floor, Fort Worth, Texas 76109 (the "Company").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to One Hundred Million Dollars ($100,000,000) of the Company's fully registered, freely tradable common stock (the "Common Stock"); and

WHEREAS, such investments will be made in reliance upon the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "**Securities Act**"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.
Certain Definitions

Section 1.1. "Put" shall mean the portion of the Commitment Amount requested by the Company in the Put Notice.

Section 1.2. "Put Date" shall mean the Trading Day after expiration of the applicable Valuation Period for each Put.

Section 1.3. "Put Notice" shall mean a written notice in the form of Exhibit E attached hereto to the Investor executed by the Chief Financial Officer of the Company and setting forth the Put amount that the Company requests from the Investor. No Put Notice can be delivered by the Company on a day which is not a Trading Day.

Section 1.4. "Put Notice Date" shall mean each date the Investor receives (in accordance with Section 2.2(b) of this Agreement) a Put Notice.

Section 1.5. "Put Shares" shall mean the shares of Common Stock issued and sold to the Investor pursuant to a Put Notice under the terms and conditions hereof.

Section 1.6. "Average Daily Trading Volume" means the average trading volume of the ten Trading Days prior to the date of delivery of the Put Notice that results from excluding: (i) any irregular trading, pre-arranged special crossings, off market transfers, Block Trades or abnormal trades which the Investor had no opportunity to participate and (ii) the highest trading volume day during such ten Trading Day period.

Section 1.7 "Block Trades" shall mean block trades that exceed a number of shares valued at $250,000,

Section 1.8. "Closing Bid Price" means, the Common Stock as of any date, the last closing bid price for such security during Normal Trading on Nasdaq, or, if Nasdaq is not the principal securities exchange or trading market for such security, the last closing bid price during normal trading of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price during normal trading of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the Pink OTC Markets, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor. If the Company and the Investor are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Investor in this offering and any fees and costs associated therewith shall be paid by the Company.

Section 1.9. "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

DS

Section 1.10. "Commitment Amount" shall mean the aggregate amount of One Hundred Million Dollars ($100,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

Section 1.11. "Commitment Period" shall mean the period commencing on the Effective Date and expiring upon the termination of this Agreement in accordance with Section 10.2.

Section 1.12. "Common Stock" shall mean the Company's freely tradable, fully registered and unencumbered common stock.

Section 1.13. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

Section 1.14. "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

Section 1.15. A "Safety Net Price" equal to 99% of the closing sale price of the Company's Common Stock on the trading day on which the Company properly delivered the Put Notice to the Investor will be applied for any specified Put corresponding to the Put Notice. Each day the Market Price of the Common Stock moves below the Safety Net Price during the Valuation Period then that shall constitute a Put Adjustment.

Section 1.16. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

Section 1.17. Deleted.

Section 1.18. "Environmental Laws" shall have the meaning set forth in Section 4.11.

Section 1.19. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.20. "Valuation Date" shall have the meaning set forth in Section 4.30.

Section 1.21. "Event of Default" shall have the meaning set forth in Section 7.2.

Section 1.22. "Indemnified Liabilities" shall have the meaning set forth in Section 5.1(a).

Section 1.23. "Indemnified Party" and "Indemnifying Party" shall have the meaning set forth in Section 5.2.

Section 1.24. "Indemnitees" shall have the meaning set forth in Section 5.1(a).

Section 1.25 . "Losses" shall have the meaning set forth in Section 5.1(b).

Section 1.26. "Material Adverse Effect" shall mean any condition, circumstance, or situation that may result in, or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of the Agreement, including on the legal status of the Put Shares as free trading, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, taken as a whole, (iii) a material adverse effect on the Company's ability to perform its obligations hereunder in any material respect on a timely basis its obligations under the Agreement (iv) shares of the Company cease to be listed or trading of the Common Stock is suspended continuously for more than five (5) trading days.

Section 1.27. "Market Price" shall mean the average VWAP of the Common Stock during the Valuation Period.

Section 1.28. **"**Maximum Put Amount**"** The dollar amount of Common Stock sold to the Investor in each Put may not be less than $20,000.00 and the maximum amount will equal 100% of the Average Daily Trading Volume. The Maximum Put Amount may be increased upon mutual written consent of the Company and the Investor. Puts are further limited to Investor owning no more than 4.99% of the Common Stock at any given time.

Section 1.29. "Maximum Common Stock Issuance" shall have the meaning set forth in Section 2.8.

Section 1.30. "Ownership Limitation" shall have the meaning set forth in Section 2.2.

DS

Section 1.31. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.32. "Legal Expense and Due Diligence Fee" shall mean $20,000 owed by the Company to the Investor on the Execution Date; to be deducted from the Put Notices issued by the company.

Section 1.33. "Valuation Period" shall mean the twenty (20) Trading Days immediately preceding Clearing Date associated with the applicable Put Notice during which the Purchase Price of the Common Stock is valued.

Section 1.34. "Principal Market" shall mean the Nasdaq Global Market, or, whichever is the principal trading exchange or market for the Common Stock.

Section 1.35. "Purchase Price" shall mean ninety percent (90%) of the Market Price.

Section 1.36. "Registration Limitation" shall have the meaning set forth in Section 2.2.

Section 1.37. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.38. "Related Party" shall have the meaning set forth in Section 6.15.

Section 1.39. "Rule 144" shall mean Rule 144 (or any similar provision then in force) promulgated under the Securities Act.

Section 1.40 Deleted.

Section 1.41. "SEC" shall mean the United States Securities and Exchange Commission.

Section 1.42. "Securities Act" shall have the meaning set forth in the recitals.

Section 1.43. "Third Party Claim" shall have the meaning set forth in Section 5.2(b).

Section 1.44. "Trading Day" shall mean any day during which Nasdaq shall be open for business.

Section 1.45. "Valuation Event" shall have the meaning set forth in Section 2.9.

Section 1.46. "VWAP" means, as of any date, the daily dollar volume-weighted average price for the Common Stock as reported by Bloomberg, LP through its "Historical Price Table Screen (HP)" with Market: Weighted Ave function selected (or comparable financial news service (U.S market only), or, if no dollar volume-weighted average price is reported for such security by Bloomberg, LP (or comparable financial news service (U.S market only), the average of the highest Closing Bid Price and the lowest closing ask price of any of the market makers for such security as reported on Nasdaq.

Section 1.47. "Registrable Securities" shall mean the Put Shares to be issued hereunder (i) in respect of which a Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 or (iii) which have not been otherwise transferred to a holder who may trade such Put Shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

Section 1.48. "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

Section 1.49. "Registration Statement" shall mean a registration statement on Form S-1 or Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.50. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.51. "SEC" shall mean the United States Securities and Exchange Commission.

DS

Section 1.52. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section 1.53 "Trading Cushion" Unless the parties agree in writing otherwise, there shall be a minimum of two Trading Days between the expiration of any Valuation Period and the beginning of the next succeeding Valuation Period.

Section 1.54. Deleted.

Section 1.55 "Clearing Date" shall mean five business days after the date that the Put Shares have been accepted and cleared by Investor's brokerage firm.

Section 1.56 "Trading Day" shall mean any day during which the Nasdaq shall be open for business.

ARTICLE II.
Puts

Section 2.1. "Puts"

Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Article VII hereof), the Company, at its sole and exclusive option, may issue and sell to the Investor, and the Investor shall purchase from the Company, Put Shares, by the delivery, in the Company's sole discretion, of Put Notices. The aggregate maximum amount of all Puts that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount. Once a Put Notice is received by the Investor, it shall not be terminated, withdrawn or otherwise revoked by the Company except as set forth in this Agreement,

Section 2.2. Mechanics.

(a) Put Notice. At any time during the Commitment Period, the Company may require the Investor to purchase Put Shares by delivering a Put Notice to the Investor, subject to the conditions set forth in Article VII; provided, however, that (i) the amount for each Put as designated by the Company in the applicable Put Notice shall not be more than the Maximum Put Amount, (ii) the aggregate amount of the Puts pursuant to this Agreement shall not exceed the Commitment Amount, (iii) in no event shall the number of Put Shares issuable to the Investor pursuant to a Put cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to meet or exceed (4.99%) percent of the then outstanding Common Stock (the "Ownership Limitation") (as of the date of this Agreement, Investor and its affiliates held zero (0%) percent of the outstanding Common Stock), (iv) under no circumstances shall the aggregate offering price or number of Put Shares, as the case may be, exceed the aggregate offering price or number of shares of Common Stock available for issuance under a Registration Statement (the "Registration Limitation"), (v) the Common Stock must be DWAC and DRS eligible and sent to the Investor in electronic form, instead of certificate form, and not be under DTC "chill" status and (vi) the Commitment Fee shall have been received by the Investor. In the event that the Investor sends written acceptance of accepting a physical certificate, all fees and expenses for this certificate will be paid by the Company.

(b) Date of Delivery of Put Notice. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by email (to the address set forth in Section 11.1 herein) by the Investor if such notice is received prior to 1:00 pm Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by email after 1:00 pm Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Put Notice may be deemed delivered on a day that is not a Trading Day. The Company acknowledges and agrees that the Investor shall be entitled to treat any email it receives from officers whose email addresses are identified by the Company purporting to be a Put Notice as a duly executed and authorized Put Notice from the Company.

Section 2.3. Closings.

(a) On the Put Date, the Company shall deliver to the Investor's brokerage account in electronic form, such number of Put Shares of the DWAC and DRS eligible Common Stock registered in the name of the Investor in accordance with the Put Notice and pursuant to this Agreement. Upon the Investor's brokerage account and their compliance department accepting those shares and the end of the Valuation Period, the Investor shall immediately deliver to the Company the amount of the Put by wire transfer of immediately available funds as determined by the Purchase Price, less clearing costs charged by the Investor's broker, which clearing cost shall be capped at 1.5%. On or prior to the Put Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(b) below in order to implement and effect the transactions contemplated herein. To the extent the Company has not paid the Commitment Fee in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) directly out of the proceeds of the Put with no reduction in the number of Put Shares to be delivered on such Put Date.

(b) Obligations Upon Closing. The Investor agrees to Put the amount corresponding to the Put Notice to the Company upon completion of each of the following conditions:

DS

(i) The Company shall have delivered via electronic delivery to the Investor the Put Shares applicable to the Put in accordance with Section 2.3(a) and the Put Shares have been deemed by the Investor's brokerage firm to be in good form acceptable for sale and the Common Stock of the Company shall be listed on the OTC QB or higher.

(ii) A Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all applicable Put Shares to be issued in connection with the Put and any certificates evidencing such shares shall be free of restrictive legends and at least five trading days have transpired from any previous Put Date.

(iii) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

(iv) the Company shall have filed with the SEC in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable SEC regulations;

(v) The Company shall have paid any unpaid fees and the Commitment Fee as set forth in Section 12.4 below or withheld such amounts as provided in Section 2.3(a);

(vi) the Company's transfer agent shall be DWAC and DRS eligible.

(vii) The conditions in Section 7.2 below are satisfied and provided the Company is in compliance with its obligations in this Section 2.3, the Investor shall wire to the Company the amount of funds pursuant to the Put Notice and this Agreement.

(viii) Each Put Adjustment shall result in the final adjusted amount of the Put corresponding to the Put Notice being reduced by 33%, however, any shares that were transacted by the Investor during the Valuation Period shall factor into the final adjusted Put.

Section 2.4. Offset. If the Company owes any note or debt to the Investor, then the company shall not be able to Put shares to the Investor under this Agreement until such note or debt is paid off. The Investor, in its sole discretion and providing that there is a balance remaining outstanding under the Convertible Promissory Note, may deliver a notice under the Stock Purchase Agreement requiring the issuance and sale of shares of Class A ordinary shares to the Investor at a price per share equivalent to the Conversion Price as determined in accordance with the Convertible Promissory Note in effect on the date of delivery of such notice in consideration of an offset to the Convertible Promissory Note ("Investor Advance"). Investor, in its sole discretion, may select the amount of any Investor Advance, provided that the number of shares issued does not cause the Investor to exceed: (i) the Ownership Limitation, or (ii) the number of shares registered pursuant to this Registration Statement. Any amounts payable under a Convertible Promissory Note will be offset by such amount sold pursuant to an Investor Advance.

Section 2.5. Hardship. In the event the Investor sells shares of the Put Shares after receipt of a Put Notice and the Company fails to perform its obligations as mandated in Section 2.3, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage would occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce, without the posting of a bond or other security, the terms and provisions of this Agreement.

Section 2.6. Removal of Restricted Legends. If the Company is fully reporting six months after the issuance of any restricted stock to Investor, and rejects the Investors request to direct the Company's transfer agent to remove the restricted legend from the Investor's stock certificate three days after the Investor's request to remove such restricted legend, then the Company shall pay the Investor USD1,000.00 for each day the company fails to remove such restricted legend. Company covenants that there shall be no justifiable reason not to remove the restricted legend from the stock certificates and in the event that Company attempts to offer such justification, the Company shall pay the Investor USD$2,000.00 for each day the company fails to remove such restricted legend. Notwithstanding anything contained in this provision, in the event that Company timely directs the Company's transfer agent to remove the restricted legend from the Investor's stock and failure to remove the restricted legend is caused by delays with the transfer agent, this provision shall not apply or be enforceable by Investor against the Company.

Section 2.7 Deleted.

Section 2.8 Reimbursement. If (I) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the

DS

Stock Purchase Agreement, or if the Investor is impleaded in any such action, proceeding or investigation by any person or (II) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Stock Purchase Agreement or if this Investor is impleaded in any such action, proceeding or investigation by any person involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Stock Purchase Agreement, then in such case, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Investor is a named party, the Company will pay to the Investor the charges, as reasonably determined by the Investor, for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investor that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys, accountants, auditors and controlling persons (if any), as the case may be, of Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors of the Company, the Investor and any such affiliate and any such person. Any and all costs that Investor pays for relating to clearing and processing stock certificates shall be deducted from any payment the Company receives from Investor. Notwithstanding anything contained in this provision, in the event that Company's obligation to reimburse Investor as stated in this provision arises from, or is in connection with fraud, intentional misrepresentation, grossly negligent misrepresentation, willful misconduct by Investor or if Investor has engaged in illegal acts pursuant to this Agreement, this provision shall not apply or be enforceable by Investor against the Company.

Section 2.9 Overall Limit on Issuable Common Stock. Notwithstanding anything contained herein to the contrary, if during the Commitment Period the Company becomes listed on an exchange that limits the number of shares of Common Stock that may be issued without shareholder approval, then the total number of Put Shares issuable by the Company and purchasable by the Investor pursuant to this Agreement shall not exceed that number of shares of Common Stock that may be issuable without shareholder approval (the "Maximum Common Stock Issuance"). If such issuance of Put Shares could cause a delisting on the Principal Market, then the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Amended and Restated Articles of Incorporation of the Company. The parties understand and agree that the Company's failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Put Shares in accordance with the terms and conditions hereof to the Investor or the Investor's obligation in accordance with the terms and conditions hereof to purchase a number of Put Shares in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in this Section 2.8.

Section 2.10. Valuation Event. The Company agrees that it shall not take any action that would result in a Valuation Event occurring during a Valuation Period. Valuation Event shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions: (i) subdivides or combines its Common Stock, (ii) pays a dividend in Ordinary Shares or makes any other purchase of its Ordinary Shares, (iii) issues any options or other rights to subscribe for or purchase Common Stock and the price per share for which the Common Stock may at any time thereafter be issuable pursuant to such options or other rights shall be less than the Purchase Price for each of the two (2) immediately prior Valuation Periods, (iv) issues any securities convertible into or exchangeable for Common Stock and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Subscription Price for each of the two (2) immediately prior Valuation Periods, or (v) issues shares of Common Stock otherwise than as provided in the foregoing subsections (i) thorough (iv), at a price per share less, or for other consideration lower, than the Purchase Price for each of the two (2) immediately prior Valuation Periods, or without consideration.

ARTICLE III.
Representations of Investor

Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Put Date:

Section 3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

DS

Section 3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

Section 3.3. No Legal Advice From the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.4. Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment.

Section 3.5. Receipt of Documents. The Investor and its counsel have received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; and (iii) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

Section 3.6. Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act).

Section 3.7. Trading Activities. The Investor's trading activities with respect to the Common Stock shall be in compliance with all applicable securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Common Stock is listed or traded. Investor makes no representations or covenants that it will not engage in trading in the securities of the Company, other than the Investor will not engage in any short sales of the Common Stock at any time during the Agreement. The Company acknowledges, without exception, that the Investor has the right to sell Common Stock at any and all times during the Commitment Period. Nothing contained in this Agreement shall be deemed a representation or warrant by the Investor to hold any Stock for any period of time. The Company acknowledges and agrees that transactions in its securities by the Investor may impact the market price of the Stock, including during periods when the prices at which the Company may be required to issue Investor's Stock are determined.

ARTICLE IV.

Representations and Warranties of the Company

Except as stated below, on the disclosure schedules attached hereto the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof and as of each Put Date:

Section 4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

Section 4.2. Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company

DS

in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

Section 4.3. Capitalization. All outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed on Schedule 4.3, as of the date hereof, (i) other than as described in the Company's SEC Documents (as defined herein), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) other than as described in the Company's SEC Documents (as defined herein), there are no outstanding debt securities (iii); and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement), except pursuant to the terms of an agreement between the Company and the Investor. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

Section 4.4. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance, and regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

Section 4.5. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits include therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents") on timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a fact or omitted to state a fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Such financial statements have been prepared in accordance with generally accepted accounting principles. No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made and not misleading.

DS

Section 4.6. No Misstatement or Omission. Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus, on the date of filing thereof with the SEC and at each Put Notice Date and Closing Date, conformed or will conform in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain an untrue statement of fact or omit to state a fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, on the date of filing thereof with the SEC and at each Put Notice Date and Share Issuance Date, did not or will not include an untrue statement of fact or omit to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements or omissions in any such document made in reliance on information furnished in writing to the Company by the Investor expressly stating that such information is intended for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

Section 4.7. No Default. Except as set forth in the SEC Documents, the Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

Section 4.8. Absence of Events of Default. Except as set forth in the SEC Documents, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have an adverse effect on the Company's business, properties, prospects, financial condition or results of operations. The Company shall notify the Investor immediately upon any Event of Default, or anything that is likely to detrimentally affect the ability of the Company to perform its obligations under this Agreement, occurring, or becoming, to the Company's knowledge, likely to occur, and include the specifics of such Event of Default or other event in its notice. At the Investor's request, the Company shall provide the Investor with a certificate signed by two (2) of its directors or its Chief Executive Officer, which shall state whether an Event of Default has occurred or is continuing.

Section 4.9. Intellectual Property Rights. Except as set forth in the SEC Documents, the Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

Section 4.10. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute likely to cause a Material Adverse Effect on the Company's business or financial condition nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

Section 4.11. Environmental Laws. Except as set forth in the SEC Documents, the Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

Section 4.12. Title. Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

Section 4.13. Insurance. Except as set forth in the SEC Documents, the Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such

DS

subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

Section 4.14. Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

Section 4.15. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and the rules and regulations as promulgated by the SEC to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 4.16. No Material Adverse Breaches, etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

Section 4.17. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

Section 4.18. Anti-Dilution. At any time during the three months following the Effective Date of this Agreement should the number of outstanding shares of Company's common stock increase for any reason other than an issuance of shares pursuant to this Agreement, the Company shall cause to be issued into the Holder's share reserve the number of shares of its common stock equal to 4.99% of said increase, rounded down to the nearest whole share.

Section 4.19. Tax Status. Except as set forth in the SEC Documents, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Section 4.20. Certain Transactions. None of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 4.21. Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

Section 4.22. Use of Proceeds. The Company shall use the net proceeds from this offering for working capital and other general corporate purposes including paying relevant fees and commissions incurred from this transaction. The Company will not provide any funding to or purchase an interest in any person listed by the United States Department of the Treasury's Office of Foreign Assets Control as a Specially Designated National and Blocked Person.

DS

Section 4.23. Maintenance of Listing or Quotation on Principal Market. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will /maintain the listing or quotation, as applicable, of its Common Stock on the OTC QB or higher.

Section 4.24. Deleted.

Section 4.25. Opinion of Counsel. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

Section 4.26. Dilutive Effect. The Company understands and acknowledges that the number of Put Shares issuable upon purchases pursuant to this Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the Valuation Period. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect on the shareholders of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment, and with full understanding of the implications, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Agreement, its obligation to issue Put Shares upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

Section 4.27. Acknowledgment Regarding Investor's Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm's length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor, partner or fiduciary of the Company or any of its affiliates or subsidiaries (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor's purchase of the Common Stock hereunder. The Company is aware and acknowledges that it may not be able to request Puts under this Agreement if it cannot obtain an effective Registration Statement or if any issuances of Common Stock pursuant to any Puts would violate any rules of the Principal Market. The Company further is aware and acknowledges that in connection with half of the Commitment Amount, any fees paid pursuant to Section 12.4 hereunder or issued pursuant to Section 12.4 hereunder shall be earned on the date hereof and not refundable or returnable under any circumstances. In connection with the second half of the Commitment Amount, any fees paid pursuant to Section 12.4 hereunder or issued pursuant to Section 12.4 hereunder shall be earned after the Company draws down on the first half of the Commitment Amount.

Section 4.28. No Advice From the Investor. The Company acknowledges that it has reviewed this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Company is relying solely on such counsel and advisors and not on any statements or representations of the Investor or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction. The Company is not relying on any representation except for the representations of the Investor contained in this Agreement.

Section 4.29. No Similar Transactions. The Company has not entered into any transaction similar in nature to the one described in this Agreement.

Section 4.30. Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date hereof. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Company's most recently filed periodic report under the Exchange Act (such date, the "Valuation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Valuation Date. Since the Valuation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

Section 4.31 Other Transactions. Unless the Investor fails to perform under this Agreement, during the Term of the Stock Purchase Agreement, the Company will be prohibited from effecting or entering into (i) an agreement to effect any financing involving the sale of debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of

DS

Ordinary Shares at a price that is based upon and varies with the trading prices of Company's Ordinary Shares at any time after the initial issuance of such securities or is subject to reset upon the occurrence of specified or contingent events and (ii) any agreement, including but not limited to an Equity Line of Credit, whereby the Issuer may sell securities at a future determined price less than the market price. The Company confirms that it has not entered into any an agreement with any other fund or entity to effect any financing involving the sale of debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Ordinary Shares at a price that is based upon and/or varies with the trading prices of Company's Ordinary Shares at any time after the initial issuance of such securities or is subject to reset upon the occurrence of specified or contingent events and (iii) any agreement, including but not limited to an Equity Line of Credit, whereby the Issuer may sell securities at a future determined price less than the market price. If the Company has entered into any such agreement listed in this section it shall disclose such agreement and terminate it prior to signing this Agreement.

Section 4.32 The Shares. The Shares have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued and fully paid and non-assessable, free and clear of all encumbrances and will be issued in compliance with all applicable United States federal and state securities laws; the capital stock of the Company, including the Common Stock, conforms in all material respects to the description thereof contained in the Registration Statement and the Common Stock, including the Shares, will conform to the description thereof contained in the Prospectus as amended or supplemented. Neither the stockholders of the Company, nor any other Person have any preemptive rights or rights of first refusal with respect to the Shares or other rights to purchase or receive any of the Shares or any other securities or assets of the Company, and no Person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Securities Act, any shares of capital stock or other securities or assets of the Company upon the issuance or sale of the Shares. The Company is not obligated to offer the Shares on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties. The Company shall maintain the listing or quotation, as applicable, of its Common Stock on the OTC QB or higher prior issuing a Put.

Section 4.33 Deleted.

Section 4.34 Blue Sky. The Company shall, at its sole cost and expense, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Investor at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of such states of the United States, as reasonably specified by the Investor, and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date.

Section 4.35 Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved the amount of Shares included in the Company's registration statement for issuance pursuant to this Agreement and the Registration Rights Agreement. The Company shall use all commercially reasonable efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares. In the event that the Company determines that it does not have a sufficient number of authorized shares of Common Stock to reserve and keep available for issuance as described in this Section, the Company shall use all commercially reasonable efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares.

Section 4.36 Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor hereunder or under the Registration Rights Agreement or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be invalid or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 4.37 Share Capital. There are no securities or instruments containing anti-dilution or similar provision that will be triggered by the issuance of shares of Common Stock pursuant to this Agreement. The Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and there is no dispute as to the class of any shares of the Company.

Section 4.38 Acknowledgement of Terms. The Company acknowledges that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with this Agreement.

DS

ARTICLE V.
Indemnification

The Investor and the Company represent to the other the following with respect to itself:

Section 5.1. Indemnification.

(a) In consideration of the execution and delivery of this Agreement, and in addition to all of the other obligations under this Agreement, each party (the "Indemnifying Party") shall defend, protect, indemnify and hold harmless the other party (the "Indemnified Party"), and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitee(s)") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Indemnifying Party in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Indemnifying Party contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee(s) not arising out of any action or inaction of an Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees. To the extent that the foregoing undertaking by the Indemnifying Party may be unenforceable for any reason, the Indemnifying Party shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b) Contribution. In the event that the indemnity provided in Section 5.1 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Indemnifying Party agrees to contribute to the aggregate losses, claims, actual damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same), but shall not include incidental, consequential, indirect, punitive or exemplary damages (collectively "Losses") to which the Indemnifying Party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand from transactions contemplated by this Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Investor severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by it, and benefits received by the Investor shall be deemed to be equal to the total discounts received by the Investor. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Investor on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this section, no Indemnifying Party shall be required to contribute any amount in excess of the amount by which the Purchase Price for Shares actually purchased pursuant to this Agreement exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Article V, each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee and agent of the Investor shall have the same rights to contribution as the Investor, and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this section.

(c) The remedies provided for in this Article V are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified person at law or in equity. The obligations of the parties to indemnify or make contribution under this Article V shall survive termination.

Section 5.2 Notification of Claims for Indemnification. Each party entitled to indemnification under this Article V (an "Indemnified Party") shall, promptly after the receipt of notice of the commencement of any claim against such Indemnified Party in respect of which

indemnity may be sought from the party obligated to indemnify such Indemnified Party under this Article V (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof. Any such notice shall describe the claim in reasonable detail. The failure of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article V or (b) under this Article V unless, and only to the extent that, such failure results in the Indemnifying Party's forfeiture of substantive rights or defenses or the Indemnifying Party is prejudiced by such delay. The procedures listed below shall govern the procedures for the handling of indemnification claims.

(a) Any claim for indemnification for Indemnified Liabilities that do not result from a Third Party Claim as defined in the following paragraph, shall be asserted by written notice given by the Indemnified Party to the Indemnifying Party. Such Indemnifying Party shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment as set forth in Section 5.1. If such Indemnifying Party does not respond within such thirty (30) day period or rejects such claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as specified in this Agreement.

(b) If an Indemnified Party shall receive notice or otherwise learn of the assertion by a person or entity not a party to this Agreement of any threatened legal action or claim (collectively a "Third Party Claim"), with respect to which an Indemnifying Party may be obligated to provide indemnification, the Indemnified Party shall give such Indemnifying Party written notice thereof within twenty (20) days after becoming aware of such Third Party Claim.

(c) An Indemnifying Party may elect to defend (and, unless the Indemnifying Party has specified any reservations or exceptions, to seek to settle or compromise) at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within thirty (30) days after the receipt of notice from an Indemnified Party (or sooner if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnified Party whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. If such Indemnifying Party does not respond within such thirty (30) day period or rejects such claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as specified in this Agreement. In case any such Third Party Claim shall be brought against any Indemnified Party, and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any Third Party Claim in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel and to control its own defense of such claim if, in the reasonable opinion of counsel to such Indemnified Party, either (x) one or more significant defenses are available to the Indemnified Party that are not available to the Indemnifying Party or (y) a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that in such circumstances the Indemnifying Party (i) shall not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (ii) shall reimburse the Indemnified Parties for such reasonable fees and expenses of such counsel incurred in any such Third Party Claim, as such expenses are incurred, provided that the Indemnified Parties agree to repay such amounts if it is ultimately determined that the Indemnifying Party was not obligated to provide indemnification under this Article IX. The Indemnifying Party agrees that it shall not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising or that may arise out of such claim. The Indemnifying Party shall not be liable for any settlement of any claim effected against an Indemnified Party without the Indemnifying Party's written consent, which consent shall not be unreasonably withheld, conditioned or delayed. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article V shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

ARTICLE VI.
Covenants of the Company

Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof. During the Commitment Period, the Company shall notify the Investor promptly if (i) the Registration Statement shall cease to be effective under the Securities Act, (ii) the Common Stock shall cease to be authorized for listing on the Principal Market, (iii) the Common Stock ceases to be registered under Section 12(g) of the Exchange Act or (iv) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.

Section 6.2. Quotation of Common Stock. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market and use its best efforts to file within any mandatory timeframe all reports required to be filed by the Company.

DS

Section 6.3. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

Section 6.4. Transfer Agent Instructions. On the Put Notice Date, the Company shall deliver instructions to its transfer agent to issue shares of Common Stock to the Investor free of restrictive legends on the Put Notice Date.

Section 6.5. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.6. Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

Section 6.7. Prohibited Transactions. Unless the Investor fails to perform under this Agreement, during the term of this Agreement, the Company shall not enter into any Prohibited Transaction without the prior written consent of the Investor, which consent may not be unreasonably withheld by the Investor. For the purposes of this Agreement, the term "Prohibited Transaction" shall refer to the issuance by the Company of any "future priced securities," which shall mean the issuance of shares of Common Stock or securities of any type whatsoever that are, or may become, convertible or exchangeable into shares of Common Stock where the purchase, conversion or exchange price for such Common Stock is determined using any floating discount or other post-issuance adjustable discount to the market price of Common Stock, including, without limitation, pursuant to any equity line financing, stand-by equity distribution agreements, at the market transactions or convertible securities and loans that are substantially similar to the financing provided for under this Agreement, provided that any future issuance by the Company of (i) a convertible security ("Convertible Security") that (A) contains provisions that adjust the conversion price of such Convertible Security in the event of stock splits, dividends, distributions, reclassifications or similar events or pursuant to anti-dilution provisions or (B) is issued in connection with the Company obtaining debt financing for research and development purposes where the issuance of Convertible Securities is conditioned upon the Company meeting certain defined clinical milestones, (ii) securities in a registered direct public offering or an unregistered private placement where the price per share of such securities is fixed concurrently with the execution of definitive documentation relating to the offering or placement, as applicable and (iii) securities issued in connection with a secured debt financing, shall not be a Prohibited Transaction.

Section 6.8. Consolidation; Merger; Subdivision of Stock. The Company shall not, at any time after the delivery of a Put Notice and before the Put Date applicable to such Put Notice, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.9. Issuance of the Company's Common Stock. The sale of Put Shares shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

Section 6.10. Review of Public Disclosures. All SEC filings (including, without limitation, all filings required under the Exchange Act, which include Forms 10-Q, 10-K, 8-K, etc.) and other public disclosures made by the Company, including, without limitation, all press releases, Investor relations materials, and scripts of analyst meetings and calls, shall be reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public accountants. All press releases and referencing the Investor shall first be approved by Investor prior to release or being filed with the SEC. Investor will have 24 hours to review any release.

DS

Section 6.11. Listing of Shares. The Company will use commercially reasonable efforts to cause the Shares to be listed on the Principal Market and to qualify the Shares for sale under the securities laws of such jurisdictions as the Investor designates; provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

Section 6.12. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Stock to be offered as set forth in this Agreement.

Section 6.13. Transactions With Affiliates. The Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two (2) years, shareholders who beneficially own 5% or more of the Common Stock, or Affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (I) customary employment arrangements and benefit programs on reasonable terms, (II) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a disinterested third party other than such Related Party, or (III) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (I) has a 5% or more equity interest in that person or entity, (II) has 5% or more common ownership with that person or entity, (III) controls that person or entity, or (IV) is under common control with that person or entity. "Control" or "Controls" for purposes hereof means that a person or entity has the power, directly or indirectly, to conduct or govern the policies of another person or entity.

Section 6.14. Filing of Form 8-K. On or before the date which is four (4) Trading Days after the Execution Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Equity Line Transaction Documents in the form required by the 1934 Act, if such filing is required.

Section 6.15. Acknowledgement of Terms. The Company hereby represents and warrants to the Investor that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with this Agreement. A Safety Net Price will be applied for any specified Put corresponding to the Put Notice. If the Market Price of the Common Stock moves below the Safety Net Price during the Valuation Period then that shall constitute a Put Adjustment. Safety Net Price shall equal the higher of (a) five cents less than the closing price of the stock one day before the Put Notice Date or (b) ninety nine percent of the closing price of the stock one day before the Put Notice Date.

Section 6.16. Stamp Duties. Without limiting anything else in this Agreement, the Company shall indemnify the Investor against any claim, action, damage, loss liability, cost charge, expense outgoing or payment, including any penalty, fine or interest, which the Investor pays, suffers, incurs, or is liable for, in connection with (including any administration costs of the Investor in connection in the matters referred to in the preceding part of this sentence, any legal costs and expenses and any professional consultants' fees for any of the above on a full indemnity basis:

(a) the stamping of, or any stamp duty payable on, any of the following: (i) this Agreement; (ii) any contemplated transaction or Put under this Agreement;

(b) any inquiry by a governmental authority or regulatory body in connection with the assessment for stamp duty of the documents referred to in this clause involving the Investor;

(c) any future, or any change in any present or future, stamp duty law or regulation or stamp duty or state or territory revenue office practice (with which, if not having the force of law, compliance is in accordance with the practice or responsible bankers and financial institutions in the jurisdiction concerned; and/or

(d) any litigation or administrative proceedings (including any objection made to a stamp duty or state or territory revenue office) taken against or involving the Investor in connection with the assessment for stamp duty of the documents or transactions referred to in this Agreement.

Section 6.17. Conduct of Business. The Company shall, and shall cause all of its subsidiaries to carry on and conduct its business and the business of each subsidiary in a proper and efficient manner in accordance with good commercial practice, and ensure that while the Investor holds any of the Stock, that the voting any other rights attached to the Stock are not altered in a manner which, in the opinion of the Investor, is materially prejudicial to the Investor.

DS

Section 6.18. Miscellaneous Covenants. The Company shall not, and shall cause all of its subsidiaries not to, directly or indirectly, without the Investor's written approval, which shall not be unreasonably withheld: (a) dispose, in a single transaction, or in a series of transactions, of all or substantially all of its assets unless such disposal is (i) in the ordinary course of business; (ii) for fair market value; and (iii) approved by the board of directors of the Company; (b) reduce its used share capital or any uncalled liability in respect of its issued capital, except by means of a purchase or redemption of the share capital that is permitted under law; (c) undertake any consolidation of its share capital; (d) change the nature of its business or the nature of the business of any subsidiary; (e) transfer the jurisdiction of incorporation of the Company or any of its Subsidiaries; (f) enter into any agreement with respect to any of the matters referred to in this section. This Agreement is the product of a negotiation. For purposes of contract interpretation, both parties shall have been deemed to have drafted this Agreement. Any questions regarding interpretation of this Agreement shall be solely construed by the Investor in their sole discretion. Unless the parties agree in writing otherwise, there shall be a minimum of five Trading Days between the expiration of any Valuation Period and the beginning of the next succeeding Valuation Period. The Company acknowledges and agrees that transactions in its securities by the Investor may impact the market price of the Stock, including during periods when the prices at which the Company may be required to issue Investor's Stock are determined.

Section 6.20. Withholding Gross-Up. If the Company is required by law to withhold or deduct an amount from any amount payable to the Investor: (a) the Company shall pay the amount required to be withheld or deducted to the relevant revenue or collection authority within the time allowed for such payment; and (b) the Company shall pay such additional amounts as are necessary to ensure that after making the deduction or withholding, the Investor receives the full amount required to be paid before giving effect to such deduction.

Section 6.21. Taxes.

(a) Without limiting anything else in this Agreement, if the Investor is required to pay any tax to any foreign government (Ex United States of America), in respect of any payment it receives from the Company; (i) the Company shall indemnify the Investor against that tax; and (ii) the Company shall pay to the Investor the additional amount which the Investor reasonably determines to be necessary to ensure that the Investor receives, when due, a net amount (after payment of any tax in respect of each additional amount, and taking into account any tax credit that the Investor would receive in connection with such tax in the United States of America) that is equal to the full amount it would have received if a deduction or withholding or payment of that tax had not been made.

(b) Without limiting anything else in this Agreement the Company shall: (i) pay any an tax required to be paid to any governmental authority which is payable in respect of this Agreement or any transaction under this agreement; (ii) pay any fine, penalty or other cost in respect of a failure to pay any tax as required under this clause; and (iii) indemnify Investor against any amount payable by it under this clause.

(c) Without limiting anything else in this Agreement, at all times on and from the date of this Agreement, the Company shall comply in all material respects with all applicable laws relating to tax and promptly file, or cause to be filed, all tax returns, business activity statements, and other tax filings as applicable under applicable tax law.

ARTICLE VII.
Conditions for Put and Conditions to Closing

Section 7.1. Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell Put Shares to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Investor in writing, at or before each such Closing, of each of the conditions set forth below.

(a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2. Conditions Precedent to the Right of the Company to Deliver a Put Notice. The right of the Company to deliver a Put Notice is subject to the fulfillment by the Company, on such Put Notice Date (a "Condition Satisfaction Date"), of each of the following conditions:

(a) Effective Registration Statement. The Registration Statement, and any amendment or supplement thereto, shall remain effective for the sale by Investor of the Registered Securities subject to such Put Notice, and (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends

DS

or has threatened to do so and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist. Put Shares to be issued with respect to the applicable Put Notice will be freely trading.

(b) Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of Put Shares, or shall have the availability of exemptions therefrom. The sale and issuance of Put Shares shall be legally permitted by all laws and regulations to which the Company is subject.

(c) Fundamental Changes. There shall not exist any fundamental changes to the information set forth in a Registration Statement which would require the Company to file a post-effective amendment to a Registration Statement.

(d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(f) Adverse Changes. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

(g) No Knowledge. The Company has no knowledge of any event which would be more likely than not to have the effect of causing the Put Shares with respect to the applicable Put Notice not to be freely tradable.

(h) Executed Put Notice. The Investor shall have received the Put Notice executed by an officer of the Company and the representations contained in such Put Notice shall be true and correct as of each Condition Satisfaction Date.

(i) Failure to Deliver Shares. Company understands that a delay in the issuance of Common Stock could result in economic damage to the Investor. If the Company fails to cause the delivery of the Shares when due, the Company shall pay to the Investor on demand in cash by wire transfer of immediately available funds to an account designated by the Investor as a fee for such failure and not as a penalty, an amount equal to eighteen percent of the payment required to be paid by the Investor on such Settlement Date (*i.e.*, the Put Amount) for the initial thirty days following such date until the Shares have been delivered, and an additional five percent for each additional thirty day period thereafter until the Shares have been delivered. If, by the third (3rd) business day after the Closing Date, the Company fails to deliver any portion of the shares of the Put to the Investor (the "Put Shares Due") and the Investor purchases, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery of shares which would have been delivered if the full amount of the shares to be delivered to the Investor by the Company (the "Open Market Share Purchase") , then the Company shall pay to the Investor, in addition to any other amounts due to Investor pursuant to the Put, and not in lieu thereof, the Open Market Adjustment Amount (as defined below). The "Open Market Adjustment Amount" is the amount equal to the excess, if any, of (x) the Investor's total purchase price (including brokerage commissions, if any) for the Open Market Share Purchase minus (y) the net proceeds (after brokerage commissions, if any) received by the Investor from the sale of the Put Shares Due. The Company shall pay the Open Market Adjustment Amount to the Investor in immediately available funds within two (2) business days of written demand by the Investor. By way of illustration and not in limitation of the foregoing, if the Investor purchases shares of Common Stock having a total purchase price (including brokerage commissions) of eleven thousand dollars to cover an Open Market Purchase with respect to shares of Common Stock it sold for net proceeds of ten thousand dollars, the Open Market Purchase Adjustment Amount which the Company will be required to pay to the Investor will be one thousand dollars.

(j) Fees Paid. The Company has paid to investor all fees, expenses and the Commitment Fee due under this Agreement.

(k) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from any federal or state governmental, administrative or self-regulatory authority during the Commitment Period, the response to which would require any amendments or supplements to any filings; (ii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(l) No person is entitled or purports to be entitled, to any right of first refusal, pre-emptive right, right of participation, or any similar right, to participate in the transaction or otherwise with respect to any securities of the Company.

DS

(n) The issuance and sale of any of the Investor's Stock will not obligate the Company to issue Stock or other securities to any other person and will not result in the adjustment of the exercise, conversion, exchange, or reset price of any outstanding security.

(o) there are no voting, buy-sell, outstanding or authorized stock appreciation, right of first purchase, phantom stock, profit participation or equity based compensation agreements, options or arrangement, or like rights relating to the securities of the Company or agreements of any kind among the Company and any person,

(p) (Valid Issuance) When issued pursuant to this Agreement, all Investor's Stocks will be validly issued and fully paid, and will be free and clear of any and all liens and restrictions, except for restrictions on transfer imposed by applicable laws.

(q) (Regulatory Issues) No stop order, trading halt, suspension of trading, cessation of quotation, or removal of the company of the Stock from any exchange has been requested by the Company or imposed by any governmental authority or regulatory body. There is no fact or circumstance that may cause the Company to request, or any governmental authority or regulatory body to impose any stop order, trading halt, suspension of trading, cessation of quotation or removal of the Company or the Stock from any exchange.

(r) (No Additional Material Adverse Effect) There has been no event or condition that has had or may have a Material Adverse Effect. Since the date of the Company's latest audited financial statements:

(i) the Company has not incurred any liabilities (contingent or otherwise) other than: (a) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice; and (b) liabilities not required to be reflected in the Company's financial statements pursuant to the financial standards pursuant to which such financial statements are prepared, or required to be disclosed in the Company's public filings;

(ii) the Company has not altered its method of accounting; and

(iii) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(s) No Conflict, Breach, Violation or Default. The execution and delivery of, and the performance of the terms of, the Agreement or any Put Notice or Put will not: (i) result in the creation of any lien in respect of any property of the Company or any of its subsidiaries; or (ii) violate, conflict with, result in a breach of a provision of, require any notice or consent under, constitutes a default under, resulting in the termination of, or in a right of termination or cancellation of, accelerate the performance required by, result in the triggering of any payment or other material obligations pursuant to, any of the terms, conditions or provisions of: (a) the Company's constitution as in effect on the date of this Agreement; or (b) any law , governmental authorization, or order of any court, domestic or foreign, having jurisdiction over the Company, any subsidiary, or any of their respective assets or properties; or (c) any material agreement or instrument to which the Company or any subsidiary is a party or by which the Company or a subsidiary is bound or to which any their respective assets or properties is subject (or render any such agreement or instrument voidable or without further effect).

(t) Litigation. Except as set forth in the SEC Documents, (i) there are no pending actions, suits or proceedings against or affecting the Company, its subsidiaries or any of its or their properties, and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated; (ii) neither the Company nor any subsidiary, nor any director or officer is or has been the subject of any action, suit, proceeding, or investigation involving a claim of violation of or liability under securities laws or a claim of breach of fiduciary duty; (iii) there has not been, and to the knowledge of the Company there is no, pending or contemplated investigation by a governmental authority involving the Company or any current or former director or officer of the Company; and (iv) no regulatory body has issued any stop order or other order suspending the effectiveness of a Registration Statement or any related prospectus filed or lodged by the Company.

(u) Compliance. Except as set forth in the SEC Documents, neither the Company nor any subsidiary: (i) is in material default under, or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any subsidiary received notice of a claim that is in default under or that is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is in violation of any order of any court, arbitrator or governmental authority or regulatory body; (iii) is or has been in violation of any law; (iv) Neither the Company nor to is knowledge, any person acting on its behalf, has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the United States Securities Act of 1933, as amended (the Securities Act)), in connection with the offering of the Securities to the Investor; (v) Neither the Company nor any of its affiliates, nor any person action on its or their behalf has, directly or indirectly, sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security, in a manner, or under circumstances, that: (a) would adversely affect reliance by the Company on the provisions of Rule 506 of Regulation D under the Securities

DS

Act for the exemption from registration for the sale and offer of the Securities to the Investor; (b) would require registration of the sale of the Securities under the Securities Act; or (c) would cause such offer or solicitation to be deemed integrated with the offering of the Securities. (iii) The offer and sale of the Securities to the Investor, as contemplated by this Agreement, is exempt from: (a) the registration requirements of the Securities Act by virtue of Rule 506 of Regulation D under the Securities Act; and (b) the registration and/ or qualification provisions of all applicable U.S state securities laws.

(v) Tax Returns. Except as set forth in the SEC Documents, without limiting anything else in this Agreement, the Company has filed, or caused to be filed, in a timely manner, all tax returns, business activity statements and other tax filings which were required to be filed by the execution date under applicable tax law and has paid all taxes that became due and payable by it on or before the execution date when those taxes became due and payable. No claims have been, or are reasonably likely to be, asserted against it with respect to those filings or payment of taxes, that, if adversely determined, would have the potential to have a Material Adverse Effect.

(w) Maximum Put Amount. The amount of a Put corresponding to the Put Notice shall not exceed the Maximum Put Amount. If (i) the Company's Common Stock is suspended for any reason during trading hours on the Principal Market on any Trading Day during a Valuation Period or (ii) there is a public holiday or no trading volume in the Company's Common Stock on the Principal Market on any Trading Day during a Valuation Period then that shall constitute a Put Adjustment. In no event shall the Company be obligated to issue such additional shares if such issuance may result in non-compliance with any securities laws. If any of the Company's representations in this Agreement are false or if the Common Stock's bid price is less than .50, then no Puts shall be permitted. Any portion of a Put that would cause the Investor to exceed the Ownership Limitation shall automatically be withdrawn.

(x) Disclosures.

(i) The materials delivered, and statements made, by the Company and its representatives to the Investor in connection with the contemplated Puts do not: (a) contain any untrue statement of a material fact or misleading statement; or (b) omit to state a material fact necessary in order to make the statements contained in those materials, in light of the circumstances under which they were made, not misleading.

(ii) The Company had disclosed to the Investor in writing all facts relating to the Company, its business, the documents, the contemplated transactions and Puts, and all other matters which are material to the assessment of the nature and amount of the risk inherent in an investment in the Company.

(iii) Neither the Company nor any of its subsidiaries has made any agreement, offer, tender or quotation which remains outstanding and currently capable of acceptance relating to the purchase or sale of any business or assets of the Company or any of its subsidiaries.

(x) Solvency.

(i) The Company and each of its subsidiaries is able and is not aware of anything which would render the Company or any of its subsidiaries unable, to pay all its debts as and when they become due and payable.

(ii) No judicial order has been made or obtained against the Company or any of its subsidiaries which is unpaid or unsatisfied.

(iii) No attachment in in the process of being levied or enforced against any asset of the Company or its subsidiaries.

(iv) No administrator, liquidator, provisional liquidator, controller or receiver of, or in connection with, the Company or any of its subsidiaries has been appointed, and the Company is not aware of such appointment pending, threatened, or being likely.

(v) No person has entered into, proposed, sanctioned, approved, or commenced, legal action relating to a scheme of arrangement of the affairs of the Company or any of its subsidiaries, or between any of those people and any of its shareholders or creditors.

(vi) Neither the Company nor any of its subsidiaries is in default under any security interest over, or in relation to, any asset.

(vii) The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and, after giving effect to the contemplated transactions and Puts, does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

(z) Intellectual Property.

DS

(i) The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses and now conducted.

(ii) The Company has no knowledge of any infringement by the Company or its subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others.

(iii) To the knowledge of the Company, there is no claim, action or proceeding made, brought, or threatened, against the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to a claim, action or proceeding.

(aa) Non-public information. Neither the Company nor any person acting on its behalf has provided the Investor or its agents, representative or counsel with any information that constitutes inside information or material non-public information, and to the Company's knowledge, the Investor does not possess any inside information or material non-public information.

(bb) Prohibited Transactions. The Company has not entered or agreed to enter into a Prohibited Transaction.

(cc) Default. Neither the Company or any subsidiary is in default under a document or agreement binding on it or its assets which relates to financial indebtedness or it otherwise material.

(dd) Absence of Events of Default. No Event of Default and no event which, with notice, lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

(ee) Brokers and finders. No person will have, as a result of the contemplated transactions and Puts, any valid right, interest or claim against or upon the Company, any subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

(ff) No Event of Default. No Event of Default has occurred, (ii) no Remediable Event of Default has occurred and is continuing and no Event of Default would result from a Put being effected. Any of the following shall constitute an Event of Default:

(a) A reasonable third party or court of competent jurisdiction determines that any of the representations, warranties, or covenants made by the Company or any of its agents, officers, directors, employees or representatives in an document, materials or public filing are inaccurate, false or misleading in any material respect, as of the date as of which it is made or deemed to be made, or any certificate or financial or other written statements furnished by or on behalf of the Company to the Investor, any of its representatives, or the company's shareholders, is inaccurate, false or misleading, in any material respect, as of the date as of which it is made or deemed to be made, or on any Put Date or Put Notice Date.

(b) The Company or any subsidiary of the Company is or becomes insolvent.

(c) An administrator is appointed over all or any of the assets or undertaking of the Company or any subsidiary or any step preliminary to the appointment to an administrator has been taken.

(d) A controller or similar officer is appointed to all or any of the assets or undertaking of the Company or any subsidiary.

(e) An application or order is made, a proceeding is commenced, a resolution is passed or proposed, or an application to a court or other steps are taken for the winding up or dissolution of the Company or any subsidiary, or for the Company or any subsidiary to enter an arrangement, compromise or composition with, or assignment for the benefit of, its creditors, a class of them, or any of them.

(f) The Company or any of its subsidiaries ceases, suspends or threatens to cease or suspend, the conduct of all or a substantial part of its business, or dispose of, or threaten to dispose of, a substantial part of its assets or to reduce its capital.

(g) There exists a fact or circumstance that may cause the Company to request, or the Principal Market or any other governmental authority or regulatory body to impose a stop order, trading halt, suspension of trading, cessation of quotation, or removal of the Company or the Common Stock for the Principal Market.

(h) Any of the following has occurred: (i) trading in securities have been suspended or limited, (ii) minimum prices have been established on the securities, (iii) a banking moratorium has been declared by the authorities in New York or the jurisdiction where the Company is incorporated or where the Common Stock is trading, (iv) a material outbreak or escalation of hostilities

DS

or another national or international calamity of such magnitude in its effect on, or adverse change in the markets in the United States or the market where the Common Stock trades, makes it impracticable or inadvisable for the Investor to close on a Put or accept a Put Notice.

(i) Any agreement entered into by the Company or contemplated transaction by the Company is claimed (other than in a frivolous proceeding) by any person that is not the Investor or its affiliate to be, wholly or partly void, voidable or unenforceable.

(j) Any person has commenced any action, claim, proceeding, suit, or action against any other person or otherwise asserted any claim before any governmental authority, which seeks to restrain, challenge, deny, enjoin, limit, modify, delay, or dispute, the right of the Investor or the Company to enter into this Agreement or contemplated transactions under this Agreement.

(k) The Company challenges, disputes or denies the right of the Investor to receive any shares of the Common Stock, or otherwise dishonors or rejects any action taken, or document delivered, in furtherance of the Investor's rights to receive any Common Stock.

(l) A stop order, trading halt, suspension of trading, cessation of quotation, or removal of the Company or the Stock from an exchange has been requested by the Company or imposed on the Company.

(m) A Material Adverse Effect, or an event, development or condition which, in the reasonable judgment of the Investor would be likely to have a Material Adverse Effect occurs.

(n) There exists a law which, or an official or reasonable interpretation of which, in the Investor's reasonable opinion, makes it, or is more likely than not to make it, illegal or impossible for the Investor or the Company to undertake any of the Puts in accordance with this Agreement, or renders, or is more likely than not to render, consummation of any of the Puts in accordance with this Agreement unenforceable, void, voidable or unlawful, or contrary to or inconsistent with any law.

(o) If: (i) a change in an interpretation or administration of a law or a proposed law introduced or proposed to be introduced to any governing body of law; (ii) compliance by the Investor or any of its Affiliates with a law or an interpretation or administration of a law, has, or is more likely than not to have, in the reasonable opinion of the Investor, directly or indirectly, the effect of (iv) varying the duties, obligation or liabilities of the Company or the Investor in connection with this Agreement or any Put so that the Investor's rights, powers, benefits, remedies or economic burden (including any tax treatment in the hands of the Investor) are adversely affected (including by way of delay or postponement); (v) otherwise adversely affecting rights, powers, benefits, remedies or the economic burden of the Investor (including by way of delay or postponement);

(p) A securities registrar or similar entity refuses to comply with a direction to issue, or record an issuance of securities to the Investor.

(q) Any consent, permit, approval, registration or waiver necessary or appropriate for the consummation of a Put that remains to be consummated at the applicable time, has not been issued or received, or does not remain in full force or effect. A Put Adjustment shall result in the final adjusted amount of the Put corresponding to the Put Notice being reduced by sixty percent.

(r) The Investor has not received all those items required to be delivered to it in connection with a Put in accordance with this Agreement.

(s) The Company fails to perform, comply with, or observe any other term, covenant, undertaking, obligation or agreement under this Agreement.

(t) A default judgment of an amount of USD1,000,000 or greater is entered against the Company or any of its subsidiaries.

(u) <u>Deleted.</u>

(v) The Common Stock is no longer trading on the Principal Market, it has been suspended by any government or the Principal Market, or the Company has received a notice threatening the continued quotation of the Common Stock on the Principal Market which may cause the Common Stock to no longer be traded or quoted on the Principal Market.

(w) Commitment Fee. Certificates evidencing the Commitment Shares shall not contain a legend (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Commitment Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).

7.3 Investor Right to Investigate an Event of Default

DS

If a reasonable third party or court of competent jurisdiction determines that an Event of Default has occurred, or is or may be continuing: (a) the Investor may investigate such purported Event of Default; (b) the Company shall co-operate with the Investor in such investigation; (c) the Company shall comply with all reasonable requests made by the Investor of the Company in connection with any investigation by the Investor; and (d) the Company shall pay all reasonable costs in connection with any investigation by the Investor.

7. 4 Rights of the Investor Upon Default

(a) Upon the occurrence of existence of any Default whose existence will be determined by a reasonable third party, third party law firm or court of competent jurisdiction at any time during the continuance of such Event of Default, the Investor shall (i) declare, by notice to the Company, effective immediately, all outstanding and future obligations by the Company to the Investor under the Agreement to be immediately due and payable in immediately available funds or Stock (including, without limitation, the immediate refund of any amount repaid for Put shares which have not been issued as at the time of the Event of Default), without presentment, demand, protest or any other notice of any kind, all of which are expressly waived by the Company, anything to the contrary contained in this Agreement; (ii) terminate this Agreement by notice to the Company, effective as of the date set out in the Investor's notice.

(b) Where an Event of Default has occurred, the Investor shall have: (i) no obligation to accept a Put Notice or to consummate a closing under this Agreement; and (ii) the right to postpone the Put accordingly. A Put Adjustment shall result in the final adjusted amount of the Put corresponding to the Put Notice being reduced by sixty percent.

(c) In addition to the remedies set out elsewhere, upon the occurrence or existence of any Event of Default, the Investor may exercise any other right, power or remedy granted to it by the Agreement or otherwise permitted by law, including any suit in equity and/or by action at law.

7.5 Deleted.

Section 7.6 No Frustration; No Variable Rate Transactions.

(a) No Frustration. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver the Shares to the Investor in respect of a Put Notice.

(b)

No Variable Rate Transactions. The Company shall not effect or enter into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Shares or any security which entitle the holder to acquire Common Stock (or a combination of units thereof) involving a Variable Rate Transaction, other than involving a Variable Rate Transaction with the Investor or with the prior written consent of the Investor. The Investor shall be entitled to seek injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required. "Variable Rate Transaction" shall mean a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any "full ratchet" or "weighted average" antidilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) enters into any agreement, including but not limited to an "equity line of credit" or other continuous offering or similar offering of Common Shares, or (iii) enters into or effects any forward purchase agreement, equity pre-paid forward transaction or other similar offering of securities where the purchaser of securities of the Company receives an upfront or periodic payment of all, or a portion of, the value of the securities so purchased, and the Company receives proceeds from such purchaser based on a price or value that varies with the trading prices of the Common Shares.

ARTICLE VIII.
Due Diligence Review; Non-Disclosure of Non-Public Information

Section 8.1. Non-Disclosure of Non-Public Information.

DS

(a) Subject to Section 6.6 and except as otherwise provided in this Agreement or the Registration Rights Agreement, the Company covenants and agrees that it has not in the past and will refrain in the future from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information to the Investor without also disseminating such information to the public at the same time.

(b) Nothing herein shall require the Company to disclose material, non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate material, non-public information to any Investors who purchase stock in the Company in a public offering, to money managers or to securities analysts in violation of Regulation FD of the Exchange Act, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided and subject to compliance with Regulation FD, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material, non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.1 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain material, non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IX.
Deleted.

ARTICLE X.
Assignment; Termination

Section 10.1. Assignment. Neither this Agreement nor any rights or obligations of the Company or the Investor hereunder may be assigned to any other Person.

Section 10.2. Termination.

(a) This Agreement shall only terminate upon the following events: (i) the first day of the month following the 60-month anniversary of the Effective Date, (ii) the date on which the Investor shall have made payment of Puts pursuant to this Agreement in the aggregate amount of the Commitment Amount, or (iii) at such time that the Registration Statement is no longer effect. The Stock Purchase Agreement may be terminated by the Company after commencement, at the Company's discretion; provided, however, that if the Company sold less than $5,000,000 to Investor, Company will pay to Investor a termination fee of $1,00,000, which is payable, at our option, in cash or in shares of common stock at a price equal to the closing price on the day immediately preceding the date of receipt of the termination notice

(b) Upon termination, the Company shall pay all amounts and deliver all shares owed to the Investor pursuant to this Agreement. So long as the Investor owns any shares of Common Stock issued hereunder, the Company shall not cancel the common stock issued to Investor or suspend or voluntarily delist the Common Stock from, the Principal Market without listing the Common Stock on another Principal Market. The Commitment Fee is fully earned as of the date of this Agreement regardless of whether any Put Notices are issued by the Company or settled hereunder. The Commitment Fee is issued as consideration for entering into this Agreement and is intended to reimburse the Investor for its costs in providing this financing facility and the contemplated Puts. The Commitment Fee is non-refundable and shall survive termination of this Agreement and shall not be cancelled by the Company. If the Company fails to issue the Commitment Fee, cancels the Commitment Fee, or prevents the Investor from converting the Commitment Fee or selling the shares from the Commitment Fee in any other manner, the Company shall be subject to a daily fee of One thousand dollars, not as a penalty, until the Investor receives the Commitment Fee or is allowed to sell the shares from the Commitment Fee. This fee is to compensate the Investor for the loss incurred for not receiving the Commitment Fee or the shares from the Commitment Fee in time and the cost of not being able to sell the shares at higher share prices and better liquidity. Additionally, any profits gained through issuance of stock to third parties other than the Investor, not remitted to the Investor, shall be immediately remitted to the Investor as liquidated damages.

(c) The obligation of the Investor to make a Put to the Company pursuant to this Agreement shall terminate permanently (including with respect to a Put Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement during the Commitment Period, (ii) the Company shall at any time fail materially to comply with the requirements of Article VI, (iii) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred, (iv) the Company has entered into a financing with a variable pricing formula, (v) the registration statement is not filed by the filing deadline or it lapses for any reason, (vi) the trading in the Common Stock shall have been suspended, (vii) The Company has filed for or is subject to

DS

any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company, (viii) the Company is in material beach or default of this Agreement which is not cured within 10 days after notice of such breach or default is delivered to the Company. The Investor may terminate this Agreement or send notice of breach or default by sending email notice to the Company.

(d) Nothing in this Section 10.2 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Sections 5.1 and 5.2 shall survive termination hereunder.

ARTICLE XI.
Notices

Section 11.1. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon being sent to the following email addresses:

If to the Company: matthew.mcgahan@lottery.com AND rob.stubblefield@lottery.com with a copy to rcutler@cutlerlaw.com.

If to the Investor: Generatingalphaltd@pm.me

Each party shall provide five (5) days' prior written notice to the other party of any change in email address.

ARTICLE XII.
Miscellaneous

Section 12.1. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

Section 12.2 Entire Agreement; Amendments. This Agreement supersedes all other prior agreements, negotiations or discussions both oral or written between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. The provisions of this Agreement shall be construed in favor of the Investor. Except as specifically set out in this Agreement, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to any subject matter regarding this Agreement or otherwise.

Section 12.3. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 12.4. Commitment Fee. Upon execution of this Agreement, the Company shall issue to the Investor 512,662 shares of the Company's common stock and a prefunded warrant for 1,906,693 shares. After drawing down half of the Commitment Amount, the Company shall issue an additional 1.5% of half the Commitment Amount in an amount to equal shares of the Company's common stock, not to exceed 4.99% of the Company's issued and outstanding. Any amount that would exceed 4.99% of the Company's issued and outstanding shall be issued in the form of a prefunded Common Stock Purchase Warrant in the same form as EXHIBIT E (the "Commitment Fee").

Section 12.5. Confidentiality. Except as required by law, each of the parties hereto shall keep confidential the terms of this Agreement and any and all transactions and dealings under this Agreement as well as any information obtained from any other party. The Company and the Investor agree that in addition to and in no way limiting the rights and obligations set forth in Section 12.5 hereto and in addition to any other remedy to which the Investor or Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the other party harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such breach of confidentiality and acknowledges that irreparable damage would occur in the event of any such breach. It is accordingly agreed that both the Investor and Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce, without the posting of a bond or other security, the confidentiality, terms and provisions of this Agreement.

Section 12.6 Publicity. Prior to issuing any public statements, the Company shall send to the Investor for approval any press releases or public statement with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other party. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor unless the Investor provides written approval to do so. The Company also agrees that it shall not

DS

issue a press release regarding the funding set forth in this Agreement until three (3) business days following the date the Company issues the Commitment Fee.

Section 12.7 Placement Agent. If so required by the SEC, the Company agrees to pay a registered broker dealer, to act as placement agent, a percentage of the Put Amount on each draw toward the fee. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons or entities for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Stock Purchase Documents. The Company shall indemnify and hold harmless the Investor, their employees, officers, directors, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses incurred in respect of any such claimed or existing fees, as such fees and expenses are incurred.

Section 12.8 No Third Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including without limitation any partner, member, shareholder, director, officer, employee or other beneficial owner of any party hereto, in its own capacity as such or in bringing a derivative action on behalf of a party hereto) shall have any standing as third party beneficiary with respect to this Agreement or the transactions contemplated hereby.

Section 12.9 No Personal Liability of Directors, Officers, Owners, Etc. No director, officer, employee, incorporator, shareholder, managing member, member, general partner, limited partner, principal or other agent of any of the Investor or the Company shall have any liability for any obligations of the Investor or the Company under this Agreement or for any claim based on, in respect of, or by reason of, the respective obligations of the Investor or the Company hereunder. Each party hereto hereby waives and releases all such liability. This waiver and release is a material inducement to each party's entry into this Agreement.

Section 12.10.

Section 12.11. Expiration. This Agreement shall expire either upon (i) when the Investor has purchased One Hundred Million Dollars ($100,000,000) in Common Stock pursuant to this Agreement; or (ii) November 13, xx, 2029. Any and all shares, or penalties, if any, due under this Agreement shall be immediately payable and due upon expiration of this Agreement.

Section 12.12. Governing Law and Arbitration. This Agreement shall be deemed executed, delivered and performed in Nevis. This Agreement shall be solely and exclusively construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed solely and exclusively by the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Delaware. The parties irrevocably and exclusively consents to and expressly agrees that binding arbitration in Delaware conducted under the Delaware Rapid Arbitration Act and shall be the sole and exclusive remedy for any dispute arising out of or relating to the Agreement, Irrevocable Instructions or any other agreement between the parties, the Company's transfer agent or the relationship of the parties or their affiliates, and that the arbitration shall be conducted via telephone or teleconferenceThe parties acknowledges that the governing law and venue provisions set forth in this Agreement are material terms to induce the parties to enter into the Transaction Documents and that but for the parties' agreements set forth in this section, the parties would not have entered into the Transaction Documents. In the event that either party needs to take action to protect their rights under the Agreement, the Investor may commence action in any jurisdiction needed with the understanding that the Agreement shall still be solely and exclusively construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed solely and exclusively by the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Delaware. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other related transaction document by email. The award and decision of the arbitrator shall be conclusive and binding on all Parties, and judgment upon the award may be entered in any court of competent jurisdiction.

Section 12.13. Remedies. The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Investor, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach by the Company of the provisions of this Agreement, that the Investor shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the charges assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required. Investor shall be afforded the additional remedy of not being bound by the Governing Law provision of this Agreement.

Section 12.14. Delay. The Investor shall not be obligated to perform and shall not be deemed to be in default hereunder, if the performance of an obligation required hereunder is prevented by the occurrence of any of the following, acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de

DS

facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

(The remainder of this page is intentionally blank.)

DS

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above. Your signature on this signature page evidences your agreement to be bound by the terms and conditions of the Stock Purchase Agreement as of the date first written above. The undersigned signatory hereby certifies that he has read and understands the Stock Purchase Agreement, and the representations made by the undersigned in this Stock Purchase Agreement are true and accurate and agrees to be bound by its terms.

COMPANY:

LOTTERY.COM INC.

DocuSigned by:

By: ____________________________________

BA47925D6BEA4FA...

Matthew McGahan, Chief Executive Officer

INVESTOR:

GENERATING ALPHA LTD.

By: ____________________________

Maria Cano, Director

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

LIST OF EXHIBITS

EXHIBIT A	Registration Rights Agreement
EXHIBIT B	Put Notice
EXHIBIT C	Form of Opinion
EXHIBIT D	Irrevocable Instructions
EXHIBIT E	Common Stock Purchase Warrant


DS

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement"), dated as of **November 13, 2024** (the "Execution Date"), is entered into by and between **Generating Alpha Ltd.**, a Saint Kitts and Nevis Company (the "Investor"), and **Lottery.com Inc.**, a Delaware company with principal executive offices at, 5049 Edwards Ranch Road, 4th Floor, Fort Worth, Texas **76109 (**the "Company").

RECITALS:

WHEREAS, pursuant to the Stock Purchase Agreement entered into by and between the Company and the Investor of this even date (the "SPA"), the Company has agreed to issue and sell to the Investor a number of shares of the Company's common stock par value **$0.001** per share (the "Common Stock") up to an aggregate purchase price of One Hundred Million Dollars ($100,000,000) and issue to the Investor the Commitment Fee of 512,662 shares of Common Stock and a Common Stock Purchase Warrant for 1,906,693 shares;

WHEREAS, as an inducement to the Investors to execute and deliver the SPA, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the SPA and the Commitment Fee.

NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

SECTION I
DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

"Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

"Register," "Registered," and "Registration" refer to the Registration effected by preparing and filing one (1) or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

"Registrable Securities" means (i) the shares of Common Stock issued or issuable pursuant to the SPA, the Commitment Fee and (ii) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in the Registration Statement that has been declared effective by the SEC, or (y) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

"Registration Statement" means the registration statement of the Company filed under the 1933 Act covering the Registrable Securities.

"Investment Documents" shall mean this Agreement and the SPA between the Company and the Investor as of the date hereof.

All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them as in the SPA.

DS

SECTION II
REGISTRATION

2.1 The Company shall, within ten (10) calendar days upon the date of execution of this Agreement, use its commercially reasonable efforts to file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale all of the Registrable Securities which would be issuable on the date preceding the filing of the Registration Statement based on the closing bid price of the Company's Common Stock on such date as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investor, including but not limited to under Rule 415 under the 1933 Act at then prevailing market prices (and not fixed prices).

2.2 The Company shall use all commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC within forty five (45) calendar days, after the Company has filed the Registration Statement ("Registration Dates"). If the Company fails to file the Registration Statement within 30 days, the Company will issue to Investor one percent of the value of the Commitment facility in either cash or stock using the closing price one day before the failure to meet the Registration Dates

2.3 The Company agrees that it will not file any other registration statement for other securities, until thirty calendar days after the Registration Statement for the Registrable Securities is declared effective by the SEC.

2.4 Notwithstanding the registration obligations set forth in this Section 2.1, if the staff of the SEC (the "Staff") or the SEC informs the Company that all of the unregistered Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file a new registration statement (the "New Registration Statement"), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 to register for resale the Registrable Securities as a secondary offering. If the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the Staff or SEC, one or more registration statements on Form S-1 to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement (each, an "Additional Registration Statement").

SECTION III
RELATED OBLIGATIONS

At such time as the Company is obligated to prepare and file the Registration Statement with the SEC pursuant to Section 2, the Company will affect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:

3.1 The Company shall use all commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective and shall use commercially reasonable efforts keep such Registration Statement effective until the earlier to occur of the date on which (A) the Investor shall have sold all the Registrable Securities; or (B) the Investor has no right to acquire any additional shares of Common Stock under the SPA or Common Stock Purchase Warrant (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall use all commercially reasonable efforts to respond to all SEC comments within ten (10) Trading Days from receipt of such comments by the Company. The Company shall use all commercially reasonable efforts to cause the Registration Statement relating to the Registrable Securities to become effective no later than three (3) Trading Days after notice from the SEC that the Registration Statement may be declared effective. The Investor agrees to provide all information which is required by law to provide to the Company, including the intended method of disposition of the Registrable Securities, and the Company's obligations set forth above shall be conditioned on the receipt of such information.

DS

3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investor thereof as set forth in such Registration Statement. In the event the number of shares of Common Stock covered by the Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event, within thirty (30) calendar days after the necessity therefor arises (based on the then Purchase Price of the Common Stock and other relevant factors on which the Company reasonably elects to rely) and subject to SEC rules, regulations and interpretations, assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

3.3 The Company shall make available to the Investor whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to such Registration Statement; (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus, via EDGAR, included in such Registration Statement and all amendments and supplements thereto; and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time to facilitate the disposition of the Registrable Securities. For the avoidance of doubt, any filing available to the Investor via the SEC's live EDGAR system shall be deemed "available to the Investor" hereunder.

3.4 The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities laws as the Investor reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (y) subject itself to general taxation in any such jurisdiction or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

3.5 As promptly as practicable after becoming aware of such event, the Company shall notify Investor in writing of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading ("Registration Default") and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act (as defined below) and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and make available copies of such supplement or amendment to the Investor. The Company shall also promptly notify the Investor (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective (the Company will prepare notification of such effectiveness which shall be delivered to the Investor on the same day of such effectiveness and by overnight mail), additionally, the Company will promptly provide to the Investor, a copy of the effectiveness order prepared by the SEC once it is received by the Company; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) if the Registration Statement is stale as a result of the Company's failure to timely file its financials or otherwise.

DS

3.6 The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor holding Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of the registration statement.

3.7 The Company shall permit the Investor and one (1) legal counsel, designated by the Investor, to review and comment upon the Registration Statement and all amendments and supplements thereto at least one (1) calendar day prior to their filing with the SEC. However, any postponement of a filing of a Registration Statement or any postponement of a request for acceleration or any postponement of the effective date or effectiveness of a Registration Statement by written request of the Investor (collectively, the “Investor’s Delay”) shall not act to trigger any penalty of any kind, or any cash amount due or any in-kind amount due the Investor from the Company under any and all agreements of any nature or kind between the Company and the Investor. The event(s) of an Investor’s Delay shall act to suspend all obligations of any kind or nature of the Company under any and all agreements of any nature or kind between the Company and the Investor.

3.8 Reserved

3.9 The Company shall hold in confidence and not make any disclosure of information concerning the Investor unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, or (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, to the extent legally permissible, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order covering such information.

3.10 The Company shall use all commercially reasonable efforts to maintain designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use commercially reasonable efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.10.

3.11 The Company shall cooperate with the Investor to facilitate the prompt preparation and delivery the Registrable Securities to be offered pursuant to the Registration Statement and enable such Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor may reasonably request.

3.12 The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

3.13 If reasonably requested by the Investor, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably determines should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement.

DS

3.14 The Company shall use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to facilitate the disposition of such Registrable Securities.

3.15 The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

3.16 Within three (3) Trading Days after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities, with copies to the Investor, confirmation that such Registration Statement has been declared effective by the SEC.

3.17 The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to the Registration Statement.

SECTION IV
OBLIGATIONS OF THE INVESTOR

4.1 At least five (5) calendar days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor in writing of the information the Company requires from the Investor for the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities and the Investor agrees to furnish to the Company that information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall reasonably be required to effect the registration of such Registrable Securities and the Investor shall execute such documents in connection with such registration as the Company may reasonably request. The Investor covenants and agrees that, in connection with any sale of Registrable Securities by it pursuant to the Registration Statement, it shall comply with the "Plan of Distribution" section of the then current prospectus relating to such Registration Statement.

4.2 The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

4.3 The Investor agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6 or the first sentence of 3.5, the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or the first sentence of 3.5.

SECTION V
EXPENSES OF REGISTRATION

All legal expenses, other than underwriting discounts and sales or brokerage commissions and other than as set forth in the SPA, incurred in connection with registrations including comments, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, and printing fees shall be paid by the Company.

DS

SECTION VI
INDEMNIFICATION

In the event any Registrable Securities are included in the Registration Statement under this Agreement:

6.1 To the fullest extent permitted by law, the Company, under this Agreement, will, and hereby does, indemnify, hold harmless and defend the Investor who holds Registrable Securities, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which the Investor has requested in writing that the Company register or qualify the Shares ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (I) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6.3 the Company shall reimburse the Investor and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (I) shall not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (a) a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Indemnified Person's use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by the Investor or of the Investor's failure to register as a dealer under applicable securities laws; (iv) any omission of the Investor to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to the Investor or the manner of sale; and (v) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement.

6.2 In connection with any Registration Statement in which Investor is participating, the Investor agrees to severally and jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act and the Company's agents (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is due to the inclusion in the Registration Statement of the written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6.3, the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; *provided, however*, that the indemnity agreement contained in this Section 6.2 and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall only be liable under this Section 6.2 for that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Investor and liability hereunder shall not be joint and several.

DS

6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one (1) separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Investor, if the Investor is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effectuated without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

6.4 The indemnity agreements contained herein shall be in addition to (I) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

SECTION VII
CONTRIBUTION

7.1 To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (I) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

SECTION VIII
REPORTS UNDER THE 1934 ACT

8.1 With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell Registrable Securities to the public without registration ("Rule 144"), provided that the Investor holds any Registrable Securities are eligible for resale under Rule 144, the Company agrees to:

a. make and keep adequate current public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 5(c) of the SPA) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Investor, promptly upon request, (I) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

DS

SECTION IX
MISCELLANEOUS

9.1 Variable Security Blocker. The Unless the Investor fails to perform under this Agreement, the Company shall not enter into a financing transaction (e.g. convertible promissory note, preferred stock, warrants) with, or issue a Variable Security to, any party other than the Investor. A Variable Security shall mean any security issued by the Company that (i) has or may have conversion rights of any kind, contingent, conditional or otherwise in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the common stock; (ii) is or may become convertible into common stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion or exercise price that varies with the market price of the common stock, even if such security only becomes convertible or exercisable following an event of default, the passage of time, or another trigger event or condition; or (iii) was issued or may be issued in the future in exchange for or in connection with any contract, security, or instrument, whether convertible or not, where the number of shares of common stock issued or to be issued is based upon or related in any way to the market price of the common stock, including, but not limited to, common stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange. The Company agrees that this is a material term of the Agreement. Each time the Company issues a Variable Security, the Commitment shares shall increase by 5% and there shall be an additional ten percent (5%) discount added to the Purchase Price.

9.2 NO WAIVERS. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

9.3 NO ASSIGNMENTS. The rights and obligations under this Agreement shall not be assignable.

9.4 ENTIRE AGREEMENT/AMENDMENT. This Agreement and the Registered Offering Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Registered Offering Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. The provisions of this Agreement may be amended only with the written consent of the Company and Investor.

9.5 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all the parties had prepared the same.

9.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

9.7 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.8 SEVERABILITY. In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

9.9 LAW GOVERNING THIS AGREEMENT. This Agreement shall be deemed executed, delivered and performed in Nevis. This Agreement shall be solely and exclusively construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed solely and exclusively by the internal laws of Nevis, without giving effect to any choice of law or conflict of law provision or rule (whether of Nevis or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Nevis. The Company irrevocably and exclusively consents to and expressly agrees that binding arbitration in Nevis conducted by the Arbitrator Conflict Resolution Centre shall be their sole and exclusive remedy for any dispute arising out of or relating to the Agreement or any other agreement between the parties, the Borrower's transfer agent or the relationship of the parties or their affiliates, and that the arbitration shall be conducted via telephone or teleconference. If the Arbitrator is not available, a different arbitrator or law firm in Nevis shall be chosen by the Investor and agreed upon by the Company. Company covenants and agrees to provide written notice to Investor via email prior to bringing any action or arbitration action against the Company's transfer agent or any action against any person or entity that is not a party to this Agreement that is related in any way to this Agreement or any of the Exhibits under this Agreement or any transaction contemplated herein or therein, and further agrees to timely notify Investor to any such action. Company acknowledges that the governing law and venue provisions set forth in this Agreement are material terms to induce Investor to enter into the Agreement and that but for Company's agreements set forth in this section, Investor would not have entered into the Agreement. In the event that the Investor needs to take action to protect their rights under the Agreement, the Investor may commence action in any jurisdiction needed with the understanding that the Agreement shall still

DS

be solely and exclusively construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed solely and exclusively by the internal laws of Nevis, without giving effect to any choice of law or conflict of law provision or rule (whether of Nevis or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Nevis. The Company hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other related transaction document by email. The award and decision of the arbitrator shall be conclusive and binding on all Parties, and judgment upon the award may be entered in any court of competent jurisdiction.

9.10 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that the Company acknowledges that the rights of the Investor may be enforced by its general partner.

Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of the Registration Rights Agreement as of the date first written above. The undersigned signatory hereby certifies that he has read and understands the Registration Rights Agreement, and the representations made by the undersigned in this Registration Rights Agreement are true and accurate, and agrees to be bound by its terms.

COMPANY:

LOTTERY.COM INC.

DocuSigned by:

By: ______________________________

BA47925D6BEA4FA...

Matthew McGahan, Chief Executive Officer

INVESTOR:

GENERATING ALPHA LTD.

By: ______________________________

Maria Cano, Director

EXHIBIT B

PUT NOTICE

LOTTERY.COM, INC (the "Company")

The undersigned, ___________________________hereby certifies, with respect to the sale of shares of Common Stock of the Company issuable in connection with this Put Notice, delivered pursuant to the Stock Purchase Agreement (the "Agreement"), as follows:

1. The undersigned is the duly elected Officer Chief Financial Officer.

2. There are no fundamental changes to (a) the covenants in Article IV of the Stock Purchase Agreement and (b) the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company and has complied in all material respects with all obligations and conditions contained in the Agreement on or prior to the Put Notice Date, and shall continue to perform in all material respects all covenants and agreements to be performed by the Company through the applicable Put Date. All conditions to the delivery of this Put Notice are satisfied as of the date hereof.

4. The undersigned hereby represents, warrants and covenants that it has made all filings ("SEC Filings") required to be made by it pursuant to applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms 10-Q or, 10-K or, 8-K, etc.). All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, analyst meetings and calls, etc. (collectively, the "Public Disclosures"), have been reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public accountants. None of the Company's Public Disclosures contain, as of their respective dates, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5. The Put requested is _________________shares.

6. The Safety Net Price is ________________________.

7. There are currently ________________________ amount of shares outstanding on a fully diluted basis.

The undersigned has executed this Certificate this _____ day of _____.

____

By: ____

Name:

Title:

Please email this Put Notice to: generatingalphaltd@pm.me

EXHIBIT C

FORM OF OPINION

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Company's latest Form 10-K or 10-Q filed by the Company under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and the rules and regulations of the Commission thereunder (the "Public Filings") and to enter into and perform its obligations under the Stock Purchase Agreement.

2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Stock Purchase Agreement and to issue the Common Shares in accordance with their terms. The execution and delivery of the Stock Purchase Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. The Stock Purchase Agreement has been duly executed and delivered and the Stock Purchase Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as my be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

3. The Common Shares are duly authorized and, upon issuance in accordance with the terms of the Stock Purchase Agreement, will be duly and validly issued, fully paid and nonassessable, free of any liens, encumbrances and preemptive or similar rights contained, to our knowledge, in any agreement filed by the Company as an exhibit to the Company's Public Filings.

4. The execution, delivery and performance of the Stock Purchase Agreement by the Company (other than performance by the Company of its obligations under the indemnification sections of such agreements, as to which no opinion need be rendered) will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or, indenture filed by the Company as an exhibit to the Company's Public Filings; or (iii) to our knowledge, result in a violation of any federal or state law, rule or regulation, order, judgment or decree applicable to the Company.

5. To our knowledge without independent investigation and other then as set forth in the Public Filings, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is subject which is required to be disclosed in any Public Filings.

Exhibit E

COMMON STOCK PURCHASE WARRANT

Lottery.com Inc.

Warrant Shares: 1,906,693, subject to adjustment as set forth herein. **Issuance Date: November 13, 2024**

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Generating Alpha Ltd., or its registered assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issuance Date as set forth above and on or prior to the close of business on the fifth and half annual anniversary of the Issuance Date (the "Termination Date") but not thereafter, to subscribe for and purchase from **Lottery.com Inc**., a Delaware company with principal executive offices at **5049 Edwards Ranch Rd., 4th Floor** Fort Worth, Texas 76109 (the "Company"), the number of shares of common stock, par value $0.001 per share (the "Common Stock") of the Company (as subject to adjustment hereunder, the "Warrant Shares") as set forth above. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2.

Section 1. Warrant Shares. This Warrant is issued and entered into pursuant to the Securities Purchase Agreement, dated as of November 13, 2024, by and between the Company and the Holder (the "Purchase Agreement").

Section 2. Exercise.

(a) Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after Issuance Date and before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form attached hereto. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary (although the Holder may surrender the Warrant to, and receive a replacement Warrant from, the Company), the Holder shall not be required to physically surrender this Warrant to the Company until the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Trading Day of delivery of such notice. **The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.** For purposes herein, the term

DS

"Trading Day" means any day that shares of Common Stock are listed for trading or quotation on any Trading Market.

(b) Exercise Price. The aggregate exercise price of this Warrant was pre-funded to the Company prior to the Initial Exercise Date and, consequently, no additional consideration shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date.

(c) Mechanics of Exercise.

(i) Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Company's then-engaged transfer agent (the "Transfer Agent") to the Holder by crediting the account of the Holder's broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to, or resale of the Warrant Shares, by the Holder and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (such date, the "Warrant Share Delivery Date"). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised. The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the amount of $500 per Trading Day. The Company shall pay any payments incurred under this Section 2(c) in immediately available funds, or shares of Common Stock of the Company, in the Holder's discretion, upon demand. Notwithstanding anything contained in this provision, in the event the delay in the delivery of Warrant Shares is caused by delays with the transfer agent, the liquidated damages of $500 per Trading Day shall not apply or be enforceable by Investor against the Company. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

DS

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares by the Warrant Share Delivery Date, then the Holder will have the right, at any time prior to issuance of such Warrant Shares, to rescind such exercise.

(iv) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise), or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000.00 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000.00, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000.00. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

DS

(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

(vii) Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(d) (d) Holder's Exercise Limitations; Exchange Cap. The Company shall not effect any exercise of this Warrant, and Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(c)(vii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the

limitation contained in this Section 2(c)(vii) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(c)(vii), in determining the number of outstanding shares of Common Stock, Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder may decrease the Beneficial Ownership Limitation at any time and the Holder, upon not less than sixty-one (61) days' prior notice to the Company, may increase or waive the Beneficial Ownership Limitation provisions of this Section 2(c)(vii), provided that any such increase or waiver will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(c)(vii) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. In the event that the Company is prohibited from issuing any shares of Common Stock pursuant to this Warrant due to the Company's failure to obtain the Shareholder Approval (such number of shares that are prohibited from being issued are referred to herein as the "Exchange Cap Shares"), in lieu of issuing and delivering such Exchange Cap Shares to the Holder, the Company shall pay cash to the Holder in exchange for the cancellation of such portion of this Warrant exercisable into such Exchange Cap Shares (the "Exchange Cap Payment Amount") at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable

DS

Exercise Notice with respect to such Exchange Cap Shares to the Company and ending on the date of the aforementioned payment under this Warrant and (y) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

(e) Voluntary Adjustment By Company. Subject to the rules and regulations of the primary Trading Market, the Company may at any time during the term of this Warrant, with the prior written consent of the Required Holders, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(f) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Warrant, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein). For the avoidance of doubt, the aggregate Exercise Price payable prior to such adjustment is calculated as follows: the total number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment (without regard to the Beneficial Ownership Limitation) multiplied by the Exercise Price in effect immediately prior to such adjustment. By way of example, if E is the total number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment (without regard to the Beneficial Ownership Limitation), F is the Exercise Price in effect immediately prior to such adjustment, and G is the Exercise Price in effect immediately after such adjustment, the adjustment to the number of Warrant Shares can be expressed in the following formula: Total number of Warrant Shares after such adjustment = the number obtained from dividing [E x F] by G.

Section 3.

(a) Fundamental Transaction.

(i) Transaction. If, at any time while this Warrant is outstanding, the Company consummates any Fundamental Transaction, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of common stock of the successor or acquiring corporation (the "Successor Entity"), of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction, and any references herein to the "Company", whether standing alone or as a part of any other defined term, shall be deemed a reference to the successor or

acquiring corporation in the Fundamental Transaction, or the Company if it is the surviving corporation, and this Warrant shall be so exercisable with respect to the Successor Entity or the Company, as applicable. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. If so requested by the Company, the Successor Entity or the Holder, each of the Company, the Successor Entity and the Holder shall reasonably cooperate to execute and deliver such agreements and documents as required to effect the intent of the provisions of this Section 3(a) and the other provisions herein.

(ii) Holder Election. In the event that a Fundamental Transaction occurs prior to the full exercise of this Warrant, the Holder, in its sole discretion and as evidenced by written notice to the Company and the Successor Entity, if applicable, at any time shall have the right to elect to cause the Company and the Successor Entity, if applicable, to issue to Holder a new warrant of the Company or the Successor Entity (the "Fundamental Transaction Replacement Warrant"), which Fundamental Transaction Replacement Warrant shall be issued within three business days of such election by Holder, and shall reflect the terms and conditions herein following the effects of this Section 3(a), and the other provisions herein.

(iii) Terms of Replacement Warrant. The Fundamental Transaction Replacement Warrant shall be substantially in the form of this Warrant (other than such changes as reasonably required to reflect any Successor Entity as the issuer shall be made), and shall provide for the acquisition of the stock of the Company and the Successor Entity, as applicable. Upon any issuance of the Fundamental Transaction Replacement Warrant, this Warrant shall thereafter be null and void.

(iv) Purchase at Holder's Election. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder's option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company's control, including not approved by

the Board, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. "Black Scholes Value" means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the "OV" function on Bloomberg determined as of the day of consummation of the applicable contemplated Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the historical volatility function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder's request pursuant to this Section 3(a)(iv), (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within five (5) Business Days of the Holder's election (or, if later, on the date of consummation of the Fundamental Transaction).

(b) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of

DS

which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(c) Subsequent Rights Offerings. In addition to any adjustments herein, if after the Issuance Date of this Warrant, the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of

DS

the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(e) Non-Circumvention. The Company shall not undertake any actions or fail to take any actions which would reasonably be expected to frustrate the intent of this **Error! Reference source not found.**, and shall take such actions as reasonably required to effect such intent.

(f) Voluntary Reduction. The Company may unilaterally reduce the Exercise Price at any time.

(g) Calculations. All calculations under this **Error! Reference source not found.** shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this **Error! Reference source not found.**, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding. For the avoidance of doubt, the adjustments to the number of Warrant Shares and to the Exercise Price as set forth in each of Section 3, Section 3(a) and Section 3(b), and any other adjustment or modification provisions herein, shall each operate independently of each other, and cumulatively.

(h) Notice to Holder.

(i) Adjustments. Whenever the Exercise Price or the number of Warrant Shares is adjusted pursuant to any provision in this Warrant, the Company shall promptly email to the Holder a notice setting forth the Exercise Price and the number of Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Other Events. If (A) the Company shall undertake any of the actions as set forth in Section 3(c) or Section 3(d), (B) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities; or (C) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, to the extent that such information constitutes material non-public information (as determined in good faith by the Company) the Company shall deliver to the Holder, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, liquidation, dissolution or winding up is expected to become effective or close, and the date as of which it is expected that holders of the Common

Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(i) Other Events. In the event that the Company (or any Subsidiary (as defined in the Purchase Agreement)) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from actual dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall in good faith determine and implement an appropriate adjustment in the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2(e) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company's board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Company.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant to the Company or its designated agent via email together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. Subject to compliance with all applicable securities laws, this Warrant may be divided or combined with other Warrants upon presentation hereof to the Company via email, together with a written notice specifying the names and

DS

denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

Section 5. Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Miscellaneous.

(a) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(b) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

(c) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant, which number shall be at least 500% of the number of Warrant Shares to be issued upon exercise of this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). Except and to the

DS

extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value; (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant; and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. Failure to maintain sufficient shares for exercise of the Warrant, shall constitute an Event of Default under the Purchase Agreement and Holder shall be able to rely on any applicable default remedies thereunder.

Governing Law and Jurisdiction. This Warrant shall be deemed executed, delivered and performed in Saint Kitts and Nevis ("Nevis"). This Warrant shall be solely and exclusively construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed solely and exclusively by the internal laws of Nevis, without giving effect to any choice of law or conflict of law provision or rule (whether of Nevis or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Nevis. The Company irrevocably and exclusively consents to and expressly agrees that binding arbitration in Nevis conducted by the Arbitrator Conflict Resolution Centre shall be their sole and exclusive remedy for any dispute arising out of or relating to the Warrant, Irrevocable Instructions or any other agreement between the parties, the Company's transfer agent or the relationship of the parties or their affiliates, and that the arbitration shall be conducted via telephone or teleconference. If the Arbitrator is not available, a different arbitrator in Nevis shall be chosen by the Holder and agreed upon by the Company. Company covenants and agrees to provide written notice to Holder via email prior to bringing any action or arbitration action against the Company's transfer agent or any action against any person or entity that is not a party to this Warrant that is related in any way to this Warrant or any of the Exhibits under this Warrant or any transaction contemplated herein or therein, and further agrees to timely notify Holder to any such action. Company acknowledges that the governing law and venue provisions set forth in this Warrant are material terms to induce Holder to enter into the Transaction Documents and that but for Company's agreements set forth in this section, Holder would not have entered into the Transaction Documents. In the event that the Holder needs to take action to protect their rights under the Warrant, the Holder may commence action in any jurisdiction needed with the understanding that the Warrant shall still be solely and exclusively construed and enforced in accordance with, and all questions

DS

concerning the construction, validity, interpretation and performance of this Warrant shall be governed solely and exclusively by the internal laws of Nevis, without giving effect to any choice of law or conflict of law provision or rule (whether of Nevis or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Nevis. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note or any other related transaction document by email. This section and provision of the Warrant will not apply to the Confession of Judgment.

(d) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(e) Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(f) Notices. Any notice, request or other document required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(g) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(h) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(i) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(j) Amendment. Other than as specifically set forth herein, this Warrant may be modified or amended or the provisions hereof waived only with the written consent of the

DS

Company and the Holder.

(k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(m) Execution in Counterparts, Electronic Transmission. This Warrant may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(n) Definitions. For purposes herein, the following terms shall have the following meanings:

"Board" means the Board of Directors of the Company.

"Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Fundamental Transaction" means (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company.

DS

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Subsidiary" means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

[Signatures appear on following page]

DS

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of Issuance Date.

LOTTERY.COM INC.

DocuSigned by:

By: ______________________________
BA47925D6DEA4FA...
Matthew McGahan, Chief Executive Officer

Agreed and accepted:

GENERATING ALPHA LTD.

By: ______________________________
Printed Name: Maria Cano
Title: Director

NOTICE OF EXERCISE

THE UNDERSIGNED Buyer hereby exercises the right to receive________________ of the shares of Common Stock ("Warrant Shares") of Lottery.com Inc., a Delaware corporation (the "Company"), evidenced by the attached copy of the Common Stock Purchase Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. As this is a prefunded warrant, no additional consideration shall be paid upon exercise.

Delivery of Warrant Shares. The Company shall deliver to the Buyer _________________ Warrant Shares in accordance with the terms of the Warrant.

Date: ______________________________

____
(Print Name of Registered Buyer)

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

ASSIGNMENT FORM

LOTTERY.COM INC.

FOR VALUE RECEIVED, [_] all of or [____] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to ____ whose address is ____.

Dated: ________________, 202___

Holder: [________________________]

By: ____________________________
Name: ____________________________
Title: ____________________________

Date: November 13, 2024

Exhibit C – Irrevocable Instructions

Continental Stock Transfer & Trust
1 State Street, 30th Floor
New York, NY 10004-1561
Phone 212.509.4000
Vito Cerone
vcerone@continentalstock.com

Ladies and Gentlemen:

Lottery, Inc. a Delaware corporation (the "Company"), and Generating Alpha Ltd. (the "Investor") have entered into a Stock Purchase Agreement dated as of November 13, 2024 (the "Agreement") providing for the issuance of common stock and common stock via exercise of the prefunded Common Stock Purchase Warrant (Exhibit E) to the Agreement ("Warrant"). This Warrant is prefunded so no additional cash or remuneration is required to be paid to exercise the Warrant.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of common stock ("shares") of the Company (initially, 4,000,000 shares) for issuance upon full conversion or exercise of the Warrant in accordance with the terms thereof. The amount of shares so reserved may be increased, from time to time, upon the written instructions of the Investor and shall apply to all Warrants held by the Investor.

The ability to convert or exercise the Warrant in a timely manner is a material obligation of the Company pursuant to the Warrant. Provided you are acting as Transfer Agent at the time and provided no single issuance is greater than 4.99% of the issued and outstanding shares of the Company, **your firm is hereby irrevocably authorized (without further approval or confirmation from the Company)** and instructed to within two (2) Trading days to issue shares of Common Stock of the Company to the Investor upon your receipt from the Investor of: (i) an exercise notice in case of a Warrant ("Conversion Notice") executed by the Investor (ii) an opinion of either the Investor's or company's counsel hereby designated by the Company as counsel to the Company for transactions hereunder or an opinion of Investor's counsel, confirming that the shares may be issued upon exercise of the Warrant without any transfer restrictions pursuant Rule 144 (or any other available exemption) under the Federal Securities Act of 1933, as amended (the "Securities Act"), however, **if there is an effective resale Registration Statement than no such opinion is needed** and (iii) copies of all supporting prospectus or Rule 144 documentation (a seller's representation letter and a broker's representation letter if the shares have been held less than twelve months). Such shares should be issued, at the option of the Investor as specified in the Notice of Conversion or exercise notice either (i)

DS

electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal at Custodian ("DWAC") system provided the Investor causes its broker or bank to initiate a DWAC deposit or (ii) in certificated form without any restrictive legend which would restrict the transfer of the shares, provided however that if such shares are not able to be sold under Rule 144 or any other exemption under the Securities Act and you have received an opinion from the Company's or Investor's counsel that the issuance of the shares is exempt from registration under the Securities Act and when issued the shares will be fully paid and non-assessable, then the issued certificates for such shares shall bear the following restrictive legend:

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The shares shall remain in the created reserve with the Transfer Agent until Investor **and** an authorized officer of the Company provides joint written instructions to the Transfer Agent that the shares or any part of them shall be taken out of the reserve and shall no longer be subject to the terms of these instructions.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability including any claim which may be made or asserted by the Company, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company and the Investor in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard and without liability on the advice of counsel, including counsel selected by you.

The Board of Directors of the Company has approved these irrevocable instructions and does hereby extend the Company's irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

The Company agrees that in the event that you resign as the Company's transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company within five (5) business days. The Company acknowledges that we will have the right to complete any issuance or conversion request received in good order prior to our resignation. It is

DS

also understood that you are permitted to resign without any stipulated conditions. The Company shall not be allowed to change Transfer Agents or terminate the Transfer Agent until the Warrant has been fully exercised by the Investor and the Transfer Agent has received direct written verification from the Holder that the Warrant has been fully exercised. ______________________________________

The Investor is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Notwithstanding any other provision hereof, the Company and the Investor understand that you shall not be required to perform any issuance of the Shares if (a) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations or (b) the issuance of the Shares is prohibited or stopped as required or directed by a court order from a court of competent jurisdiction. If Company is in default of its payment obligations under its agreement with you, the Investor will be provided the option to pay the amount owed by the Company to complete the issuance of shares to the Investor.

Very truly yours,

LOTTERY.COM, INC.

DocuSigned by:

By: ______________________________________
BA47025D6BEA4FA...
Matthew McGahan, Chief Executive Officer

Acknowledged and Agreed:

GENERATING ALPHA LTD.

By: ______________________________
Printed Name: Maria Cano
Title: Director

Acknowledged and Agreed:
Continental Stock Transfer & Trust Company

By: ______________________________
Name:
Title:
Date: